Business Combination	6 Months Ended
Jun. 30, 2025
Business Combination [Abstract]
Business combination

Note 3. Business combination

Pending Acquisition of Corellium:

In June 2025, the Company entered into a definitive agreement to acquire 100% of the shares of Corellium, Inc. (“Corellium”), a U.S.-based provider of Arm hypervisor virtualization technology used in secure software development across mobile, automotive, and IoT applications. The purchase price for the acquisition is $170,000 in cash (with $20,000 converted into equity at closing) and an additional $30,000 in cash for the achievement of certain post-closing performance milestones over the next two years, subject to customary closing conditions, including the receipt of regulatory approvals. The acquisition is expected to close in the third quarter of 2025. Upon closing, Corellium will become wholly owned by Cellebrite.